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                                                                    EXHIBIT 10.6
                                                                [EXECUTION COPY]

THE LIEN OF THE COLLATERAL AGENT IN RESPECT OF THE COLLATERAL GRANTED HEREUNDER AND THE EXERCISE BY THE COLLATERAL AGENT OF ITS RIGHTS HEREUNDER WITH RESPECT TO SUCH COLLATERAL IS SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT REFERRED TO BELOW.

                                PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (this "AGREEMENT"), dated as of July 7, 2003, is entered into by and among MORTON'S RESTAURANT GROUP, INC., a Delaware corporation ("COMPANY"), and each of Company's undersigned Subsidiaries (Company and such Subsidiaries, each a "PLEDGOR", and individually and collectively, and jointly and severally, "PLEDGORS") and THE BANK OF NEW YORK ("BNY"), as collateral agent (together with its successor(s) thereto in such capacity, "COLLATERAL AGENT") for the Trustee and Noteholders, in light of the following:

     WHEREAS, Pledgors, certain other Subsidiaries of Company, Collateral Agent and BNY, as Trustee ("TRUSTEE"), have entered into an Indenture, dated as of July 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), pursuant to which Company incurred indebtedness for certain notes (such notes, together with all additional notes and all other notes issued thereunder in exchange for such notes and additional notes, the "NOTES") and the other Pledgors and such other Subsidiaries of Company have guaranteed the payment of the Notes and the other Obligations thereunder;

     WHEREAS, Company and Wells Fargo Foothill, Inc. (the "LENDER") have entered into that certain Loan and Security Agreement dated as of July 7, 2003 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "LOAN AGREEMENT"), pursuant to which the Lender has agreed to make credit extensions to the Company in an initial aggregate principal amount equal to $15,000,000;

     WHEREAS, Collateral Agent, Lender, Pledgors and such other Subsidiaries of Company have entered into that certain Intercreditor and Lien Subordination Agreement, dated as of July 7, 2003 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), which agreement, among other things, sets forth, as between the Collateral Agent and the Lender, the relative priority of their respective Liens in the Collateral and their rights with respect thereto;

     WHEREAS, each Pledgor beneficially owns the specified Equity Interests identified as Pledged Interests in the Persons identified as Issuers listed on SCHEDULE A attached hereto (or any addendum thereto);

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     WHEREAS, each Pledgor desires to secure its Guarantee under the Indenture by granting to Collateral Agent, for its benefit and for the benefit of the Trustee and the Noteholders, security interests in the Pledged Collateral as set forth herein;

     WHEREAS, each Pledgor (other than the Company) is a Subsidiary of the Company and will benefit from the proceeds of the Notes; and

     WHEREAS, to induce the Initial Purchaser to purchase the Notes, each Noteholder to hold the Notes to be held by it and BNY to act in its capacities as Trustee and Collateral Agent, each Pledgor desires to pledge, grant, transfer, and assign to Collateral Agent, for its benefit and the benefit of the Noteholders and the Trustee, a security interest in the Pledged Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

          (a) DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. The following terms, as used in this Agreement, shall have the following meanings:

     "AGREEMENT" has the meaning set forth in the preamble hereto.

     "CHIEF EXECUTIVE OFFICE" means the address of the chief executive office of each Pledgor set forth on SCHEDULE B to this Agreement.

     "BNY" has the meaning set forth in the preamble of this Agreement.

     "CODE" means the Uniform Commercial Code as in effect from time to time in the State of New York.

     "COLLATERAL AGENT" has the meaning set forth in the preamble hereto.

     "COMPANY" has the meaning set forth in the preamble hereto.

     "DEFEASANCE" means, with respect to any obligation, the defeasance thereof pursuant to a Legal Defeasance or Covenant Defeasance as described under Section
8.01 of the Indenture.

     "DESIGNATED NUMBER" means, with respect to any Foreign Issuer, the largest whole number of Equity Interests of such Foreign Issuer representing not greater than sixty-five (65%) of all of the fully diluted issued and outstanding Equity Interests of such Foreign Issuer (whether or not owned by Pledgor).

     "DISPOSITION" shall have the meaning ascribed to the term Asset Sale in the Indenture, and the words "Dispose" and "DISPOSAL" shall be interpreted similarly.

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     "DOMESTIC ISSUER" means, individually and collectively, each Issuer which is not a Foreign Issuer.

     "EQUITY INTERESTS" means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor statute.

     "EXCLUDED EQUITY INTERESTS" means, with respect to any Issuer that is an Affiliate of the Company, that portion of such Issuer's Equity Interests that would otherwise constitute Pledged Collateral to the extent the greater of the par value, book value as carried by the Pledgor that is the holder thereof or the market value of any such Equity Interests is equal to or greater than 20% of the aggregate principal amount at maturity of the Notes then outstanding.

     "FOREIGN ISSUER" means, individually and collectively, any Subsidiary of any Pledgor which is formed in a jurisdiction other than the United States or any political subdivision thereof.

     "FUTURE RIGHTS" means:

          (a) with respect to each Domestic Issuer, (i) all Equity Interests (other than Pledged Interests) of such Domestic Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of such Domestic Issuer; (ii) to the extent of any Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any Person in which any Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of any Pledgor; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests; and

          (b) with respect to each Foreign Issuer, (i) all Equity Interests (other than Pledged Interests) of such Foreign Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of such Foreign Issuer; (ii) to the extent of any Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any Person in which any Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of any Pledgor; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests,

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PROVIDED, HOWEVER, that Future Rights shall exclude (A) under the preceding
CLAUSES (b)(i), (b)(ii), and (b)(iii) any Future Rights to the extent and only to the extent that their inclusion would cause the number of Equity Interests pledged hereunder to exceed the Designated Number after giving effect to the issuance of such Future Rights and any related issuances and (B) all Excluded Equity Interests of each such Issuer.

     "HOLDER" and "HOLDERS" have the respective meanings set forth in SECTION 3 of this Agreement.

     "INDENTURE" has the meaning set forth in the recitals to this Agreement.

     "INTERCREDITOR AGREEMENT" has the meaning set forth in the recitals to this Agreement.

     "ISSUER" means each of the Persons identified as an Issuer on SCHEDULE A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

     "LENDER" has the meaning set forth in the recitals to this Agreement.

     "LOAN AGREEMENT" has the meaning set forth in the recitals to this Agreement.

     "NOTES" has the meaning set forth in the recitals to this Agreement.

     "PERMITTED DISPOSITION" means a Disposition consummated in accordance with the terms of Section 4.16 of the Indenture.

     "PLEDGED COLLATERAL" and "COLLATERAL" mean the Pledged Interests, the Future Rights, and the Proceeds, collectively.

     "PLEDGED INTERESTS" means (a) with respect to each Domestic Issuer, all of the Equity Interests identified as Pledged Interests of such Domestic Issuer on Schedule A attached hereto (or any addendum thereto); and (b) with respect to each Foreign Issuer, the Designated Number of Equity Interests identified as Pledged Interests of such Foreign Issuer on Schedule A attached hereto (or any addendum thereto); PROVIDED, HOWEVER, that "Pledged Interests" shall not include any Excluded Equity Interests of any such Issuer.

     "PLEDGOR" and "PLEDGORS" have the respective meanings set forth in the preamble to this Agreement.

     "PROCEEDS" means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in the Code, with respect thereto); (b) "proceeds," as such term is defined in the Code; (c) proceeds of any insurance, indemnity,

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warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

     "RECORD" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

     "SEC" means the United States Securities and Exchange Commission and any successor thereto.

     "SECURED OBLIGATIONS" means, with respect to each Pledgor, all liabilities, obligations, or undertakings owing by such Pledgor to Collateral Agent, the Trustee or any Noteholder of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Indenture, the Notes, this Agreement, or any of the other Indenture Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys fees), and expenses (including interest, costs, indemnities, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which such Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

     "SECURITIES ACT" has the meaning set forth in SECTION 9(c).

     "TRUSTEE" has the meaning set forth in the preamble to this Agreement.

          (b) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference in this Agreement to any of the following documents includes any and all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto or thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein): the Indenture, this Agreement, and the other Indenture Documents. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Collateral Agent, the Trustee, any Noteholder, or any Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each Pledgor, Collateral Agent, the Noteholders

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and the Trustee, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Collateral Agent, the Trustee, any Noteholder and each Pledgor. Any reference herein to the payment in full of the Secured Obligations shall mean the payment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. In the event of any direct conflict between the express terms and provisions of this Agreement and of the Indenture, the terms and provisions of the Indenture shall control; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of any Pledgor and supplemental rights and remedies in favor of Collateral Agent, in each case with respect to the Pledged Collateral, shall not be deemed a conflict with the Indenture.

     2. PLEDGE. Each Pledgor hereby pledges, grants, transfers, and assigns to Collateral Agent, for the benefit of Collateral Agent, the Noteholders and the Trustee, a security interest in all of such Pledgor's right, title, and interest in and to the Pledged Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Indenture Documents to which such Pledgor is a party, and in order to secure prompt performance by such Pledgor of such Pledgor's covenants and duties under each Indenture Document to which such Pledgor is a party. Anything contained in this Agreement or any other Indenture Document to the contrary notwithstanding, except for Permitted Dispositions, no Pledgor has any authority, express or implied, to Dispose of any item or portion of the Pledged Collateral.

     3. DELIVERY AND REGISTRATION OF PLEDGED COLLATERAL. Subject to the terms of the Intercreditor Agreement:

          (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered by each Pledgor to Collateral Agent or Collateral Agent's designee pursuant hereto at a location designated by Collateral Agent and shall be held by or on behalf of Collateral Agent pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Collateral Agent. All certificates or instruments representing or evidencing the Excluded Equity Interests shall be promptly delivered by each Pledgor to Collateral Agent or Collateral Agent's designee pursuant hereto at a location designated by Collateral Agent and shall be held by or on behalf of Collateral Agent on behalf of each such Pledgor. For the avoidance of doubt, if any certificate or instrument representing any Pledged Collateral also represents any Excluded Equity Interest, the Lien created hereunder shall only attach to the Equity Interests evidenced thereby other than the Excluded Equity Interests.

          (b) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Pledged Collateral) in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged

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Collateral for certificates or instruments of smaller or larger denominations or for certificates or instruments separately evidencing Equity Interests constituting Pledged Collateral and Equity Interests constituting Excluded
Equity Interests.

          (c) If, at any time and from time to time, any Pledged Collateral (including any certificate or instrument representing or evidencing any Pledged Collateral) is in the possession of a Person other than Collateral Agent (including such Pledgor) (a "HOLDER") other than as the result of an action taken by Collateral Agent, then the applicable Pledgor shall promptly, at Collateral Agent's option, either cause such Pledged Collateral to be delivered into Collateral Agent's possession, or (except in the case where such Holder is such Pledgor) execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Collateral Agent in such Pledged Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Pledged Collateral for Collateral Agent, all pursuant to the Code or other applicable law governing the perfection of Collateral Agent's security interest in the Pledged Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance reasonably satisfactory to Collateral Agent.

          (d) Any and all Pledged Collateral (including dividends, interest, and other cash distributions) at any time received or held by any Pledgor shall be so received or held in trust for Collateral Agent, shall be segregated from other funds and property of such Pledgor and shall be forthwith delivered to Collateral Agent in the same form as so received or held, with any necessary endorsements; PROVIDED, that cash dividends or distributions received by any Pledgor, if and to the extent they are not prohibited by the Indenture, may be retained by such Pledgor in accordance with SECTION 4 and used in the ordinary course of such Pledgor's business.

          (e) If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then the applicable Pledgor shall promptly cause such Pledged Collateral to be registered or entered, as the case may be, in the name of Collateral Agent, or otherwise cause the security interest held by Collateral Agent to be perfected in accordance with applicable law.

     4.   VOTING RIGHTS AND DIVIDENDS. Subject to the terms of the Intercreditor
Agreement:

          (a) So long as no Event of Default shall have occurred and be continuing and any Pledgor shall not have received the written notice from Collateral Agent described below in SECTION 4(b), such Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral applicable to it or any part thereof and any Excluded Equity Interests held by it for any purpose not inconsistent with the terms of the Indenture Documents.

          (b) Upon the occurrence and during the continuance of an Event of Default, at the election of Collateral Agent, upon the receipt by a Pledgor of written notice of such election by Collateral Agent, all rights of such Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain in respect of the Pledged Collateral applicable to it, as applicable

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pursuant to SECTION 4(a), shall cease, and all such rights shall thereupon become vested in Collateral Agent, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions subject to the terms of the Indenture. Upon the receipt of such written notice, such Pledgor shall execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies and other instruments as Collateral Agent may reasonably request for the purpose of enabling Collateral Agent to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence. Following the waiver or cure of any such Event of Default, Collateral Agent shall, upon the reasonable request and at the expense of such Pledgor, execute and deliver (without recourse, representation or warranty) to such Pledgor such agreements or instruments as such Pledgor may reasonably request, to terminate such proxies and other instruments. Upon any such election by Collateral Agent, such Pledgor shall retain the right to (i) exercise all voting and other consensual rights relating to all Excluded Equity Interests applicable to it so long as it exercises any such voting or other consensual right in a manner identical to the exercise by Collateral Agent of any such voting or other consensual right of the Equity Interests (of the Issuer of such Excluded Equity Interests) constituting Pledged Collateral applicable to such Pledgor and (ii) receive and retain cash dividends and distributions that it would otherwise be entitled to exercise or receive and retain in respect of the Excluded Equity Interests applicable to it to the extent, and solely to the extent, that such cash dividends and distributions are made on a pro rata basis with the Equity Interests (of the Issuer of such Excluded Equity Interests) that constitute Pledged Collateral applicable to such Pledgor

     5. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents, warrants, and covenants to Collateral Agent as follows:

          (a) Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and such Pledgor agrees that none of Collateral Agent, the Trustee or any Noteholder shall have any responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

          (b) All information herein or hereafter supplied to Collateral Agent by or on behalf of such Pledgor in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, true and correct in all material respects;

          (c) Such Pledgor is and will be the sole legal and beneficial owner of the Pledged Collateral (including the Pledged Interests and all other Pledged Collateral acquired by such Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens held by Collateral Agent for the benefit of Collateral Agent, the Noteholders and the Trustee and the Permitted Liens;

          (d) This Agreement, the execution and delivery of the Indenture by Collateral Agent and Trustee, and the delivery to Collateral Agent of the Pledged Interests representing Pledged Collateral (or the delivery to all Holders of the Pledged Interests representing Pledged

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Collateral of the notification/instruction referred to in SECTION 3 of this
Agreement), creates (subject to the Liens of the Administrative Agent, to the extent specified in the Intercreditor Agreement) a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests which are in certificated form in favor of Collateral Agent for the benefit of itself, the Trustee and the Noteholders, securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken (other than the delivery of the share certificates of Morton's of Chicago Mauritius Holding Corp. held by Morton's of Chicago, Inc., which Foreign Issuer such Pledgor is in the process of dissolving);

          (e) SCHEDULE A to this Agreement is true and correct and complete in all material respects as of the date hereof; without limiting the generality of the foregoing, as of the date hereof: (i) except as set forth in SCHEDULE A, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Collateral Agent or its nominee pursuant to the provisions of this Agreement, are registered in the name of the applicable Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in SCHEDULE A to this Agreement;

          (f) The Pledged Interests that are Equity Interests in general partnerships, limited partnerships or limited liability companies (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly providing that they are securities governed by Article 8 of the Code, and (iii) are not investment company securities, and are not, therefore, "securities" governed by Article 8 of the Code;

          (g) There are no presently existing Future Rights owned by any Pledgor as of the date hereof;

          (h) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable;

          (i) Neither the pledge of the Pledged Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System; and

          (j) Each direct Subsidiary of each Pledgor is an Issuer of Pledged Interests that have been pledged hereunder.

     6.   FURTHER ASSURANCES.

          (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) at the request of Collateral Agent, mark conspicuously each of its records pertaining to the Pledged Collateral with a legend, in form and substance

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reasonably satisfactory to Collateral Agent, indicating that such Pledged
Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) to the extent held by such Pledgor, allow inspection of the Pledged Collateral and books and records related thereto by Collateral Agent or Persons designated by Collateral Agent, from time to time hereafter during normal business hours, or at any time following the occurrence and during the continuance of an Event of Default; and (iv) appear in and defend any action or proceeding that may affect such Pledgor's title to the Pledged Collateral or Collateral Agent's security interest in the Pledged Collateral.

          (b) Each Pledgor hereby authorizes Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Pledgor will furnish to Collateral Agent, upon the request of Collateral Agent: (i) a certificate executed by an authorized officer of such Pledgor, and dated as of the date of delivery to Collateral Agent, itemizing in such detail as Collateral Agent may request, the Pledged Collateral which, as of the date of such certificate, has been delivered to Collateral Agent by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as Collateral Agent may request.

     7.   COVENANTS OF PLEDGOR. Each Pledgor shall:

          (a) Perform each and every covenant in the Indenture Documents applicable to such Pledgor;

          (b) At all times keep at least one complete set of its records concerning substantially all of the Pledged Collateral at its Chief Executive Office as set forth in SCHEDULE B hereto, and not change the location of its Chief Executive Office or such records without giving Collateral Agent at least fifteen (15) days prior written notice thereof;

          (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and any other distributions, if any, that are not prohibited by the terms of the Indenture to be paid or otherwise distributed by any Issuer to such Pledgor and are made on a pro rata basis between Equity Interests constituting Pledged Interests and Equity Interests constituting Excluded Equity Interests;

          (d) Upon receipt by such Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Pledged

Collateral, deliver such notice, report or other communication to Collateral Agent promptly, but in no event later than five (5) days following the receipt thereof by such Pledgor; and

          (e) Not permit any of the Issuers to: (i) authorize the amendment of or amend the organic documents of such Issuer that is a general partnership, limited partnership or limited liability company to provide that the Equity Interests of such Issuer is governed by Article 8 of the Uniform Commercial Code as adopted by the jurisdiction in which such Issuer is formed, or (ii) authorize the issuance of or issue certificates evidencing any of the Equity Interests of such Issuer that is a general partnership, limited partnership or limited liability company without the prior written consent of Collateral Agent (such consent not to be unreasonably withheld).

     8.   COLLATERAL AGENT AS EACH PLEDGOR'S ATTORNEY-IN-FACT.

          (a) Each Pledgor hereby irrevocably appoints Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Collateral Agent or otherwise, from time to time at Collateral Agent's discretion, to take any action and to execute any instrument that Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Collateral Agent deems necessary pursuant to
SECTION 3 of this Agreement; or (iii) following the occurrence and during the continuance of an Event of Default, to arrange for the transfer of the Pledged Collateral on the books of any of the Issuers or any other Person to the name of Collateral Agent or to the name of Collateral Agent's nominee.

          (b) In addition to the designation of Collateral Agent as each Pledgor's attorney-in-fact in SUBSECTION (a), each Pledgor hereby irrevocably appoints Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, as such Pledgor's agent and attorney-in-fact with power to, if such Pledgor refuses to, or fails timely to, make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the rights granted hereunder to Collateral Agent,, the Noteholders and the Trustee, or Collateral Agent for the benefit thereof.

     9. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement:

          (a) Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Pledged Collateral), and Collateral Agent, on behalf of Collateral Agent, the Noteholders and the

Trustee, may also without notice (except as specified below) sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of such Pledged Collateral. To the maximum extent permitted by applicable law, Collateral Agent may be the purchaser of any or all of the Pledged Collateral at any such public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against Collateral Agent arising because the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b) Each Pledgor hereby agrees that any sale or other disposition of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the State of New York in disposing of property similar to the Pledged Collateral in a transaction of a similar type shall be deemed to be commercially reasonable.

          (c) Each Pledgor hereby acknowledges that the sale by Collateral Agent of any Pledged Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "SECURITIES Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Collateral Agent or any subsequent transferee of the Pledged Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect Collateral Agent's interest it may be necessary to sell the Pledged Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. No Pledgor has any objection to sale in such a manner and agrees that Collateral Agent shall have no obligation to obtain the maximum possible price for the Pledged Collateral so long as the sale is conducted in a commercially reasonable manner. Without limiting the generality of the foregoing, each Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Collateral Agent may, subject to applicable law, from time to time attempt to sell all or any part of the Pledged Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Collateral Agent may solicit offers to buy the Pledged Collateral or any part thereof for cash, from a limited number of investors deemed by Collateral Agent, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Pledged Collateral. If Collateral Agent shall solicit such offers and so long as the sale is conducted in accordance with applicable law, then the acceptance by Collateral Agent of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.

          (d) If Collateral Agent shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section, each Pledgor agrees that, upon request of Collateral Agent, such Pledgor will, at its own expense:

               (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Collateral Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) use its best efforts to qualify the Pledged Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Collateral Agent;

               (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

               (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any Person, entity or governmental authority as Collateral Agent may choose, any and all documents and writings which, in Collateral Agent's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Collateral Agent's rights hereunder; and

               (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

          (e)  EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY
LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME COLLATERAL AGENT DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

          (f) Each Pledgor authorizes Collateral Agent to sell all or any portion of the Excluded Equity Interests together with all of the Pledged Interests of the Issuer of such Excluded Equity Interests to the same extent as it is permitted to authorize the sale of the Pledged Interests hereunder without any liability thereto or any duty owed thereby other than as otherwise expressly required hereunder with respect to such Pledged Interests in the same sale and on the same terms and for the same consideration as provided in such sale of the Pledged Interests and at the same price per share or unit of Pledged Interest as the Excluded Equity Interests; PROVIDED that the Collateral Agent shall promptly upon receipt of such consideration turn over to such Pledgor (after deducting a pro rata portion of the costs and expenses incurred in connection with such sale) the proceeds of such sale relating to the Excluded Equity Interests so sold, together with a copy of any instruments or other documentation evidencing such share and an accounting of the costs and expenses applied thereto. Each Pledgor agrees that the foregoing provisions of this Section 9 shall apply to such Excluded Equity Interests as if such Excluded Equity Interests were Pledged Interests, subject to the immediately preceding sentence, Section 4(a) and the last sentence of Section 4(b).

     10. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement, any cash held by Collateral Agent as Pledged Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in SECTION 9 shall be applied from time to time by Collateral Agent as provided in the Indenture.

     11. DUTIES OF COLLATERAL AGENT. The powers conferred on Collateral Agent hereunder are solely to protect its interests in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Except as provided in
Section 9-207 of the Code, Collateral Agent shall have no duty with respect to the Pledged Collateral or any Excluded Equity Interests (it being understood that for purposes of this Section the obligations of the Collateral Agent under
Section 9-207 of the Code shall apply thereto as if such Excluded Equity Interests constituted Pledged Collateral) or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Pledged Collateral.

     12. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER INDENTURE DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR AND COLLATERAL AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

     13. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and each Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Collateral Agent to exercise, and no delay in exercising any right under this Agreement, any other Indenture Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Indenture Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law. Notwithstanding the foregoing, the parties hereto agree that in the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the Commission to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the Commission of separate financial statements of any Issuer whose Equity Interests constitute Pledged Collateral, the term "Excluded Equity Interests" shall be deemed amended (without further action or consent by any Pledgor, Collateral Agent, the Trustee or any Noteholder) to the extent, and only to the extent, necessary to avoid the requirement of filing with the Commission of such separate audited financial statements of such Issuer, and for the avoidance of doubt, Pledged Interests shall not include any Excluded Equity Interests as amended.

     14. NOTICES. All notices and other communications hereunder to Collateral Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Indenture and all notices and other communications hereunder to any Debtor shall be in writing and shall be mailed, sent or delivered in care of Company in accordance with the Indenture.

     15. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until the payment in full of all Secured Obligations or the Defeasance thereof; (ii) be binding upon each Pledgor and its successors and assigns; and (iii) inure to the benefit of Collateral Agent and its successors, transferees, and assigns, in each case other than as expressly permitted pursuant to the terms of the Indenture Documents. Upon the payment in full of all Secured Obligations or the Defeasance thereof, the security interests granted herein shall automatically terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor and all restrictions imposed on the exercise by such Pledgor of any of its rights with respect to any Excluded Equity Interests held by it shall be terminated. Upon any such termination, Collateral Agent will, at Pledgors' expense, execute and deliver to each Pledgor such documents without recourse, representation or warranty as such Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by the Pledgors and shall be in form and substance reasonably satisfactory to Collateral Agent.

     16. SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Collateral Agent, all security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Indenture Documents;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Indenture Documents, or any other agreement or instrument relating thereto;

          (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

To the maximum extent permitted by law, each Pledgor hereby waives any right to require Collateral Agent to: (A) proceed against or exhaust any security held from such Pledgor; or (B) pursue any other remedy in Collateral Agent's power whatsoever.

     17. PLEDGORS REMAIN LIABLE. Anything herein to the contrary notwithstanding:

          (a) Pledgors will remain liable under all agreements (including all limited liability company agreements) relating to the Pledged Collateral to the extent set forth therein, and will perform all of their duties and obligations under such agreements to the same extent as if this Agreement had not been executed;

          (b) the exercise by Collateral Agent of any of its rights hereunder will not release any Pledgor from any of its duties or obligations under any such agreements; and

          (c) none of Collateral Agent, the Trustee or any Noteholder will have any obligation or liability under any such agreement by reason of this Agreement, nor will any such Person be obligated to perform any of the obligations or duties of any Pledgor thereunder.

     18. REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Secured Obligations by Debtor, any Defeasance thereof or the transfer by Debtor to Collateral Agent of any property of Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if Collateral Agent is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Collateral Agent is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Collateral Agent related thereto, the liability of Debtor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     19. POSTPONEMENT OF SUBROGATION. Each Pledgor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full of all Secured Obligations or the Defeasance thereof. Subject to the terms of the Intercreditor Agreement, any amount paid to any Pledgor on account of any payment made hereunder prior to the payment in full of all Secured Obligations or the Defeasance thereof shall be held in trust for the benefit of Collateral Agent, the Noteholders and the Trustee and shall immediately be paid to Collateral Agent, to be distributed to the Trustee for application against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Indenture. In furtherance of the foregoing, for so long as any Secured Obligations remain outstanding or the Defeasance thereof shall not have been consummated, each Pledgor shall refrain from taking any action or commencing any proceeding against Company or any other Pledgor (or any of their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to Collateral Agent, the Trustee or any Noteholder.

     20. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     21. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     22. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

     23. WAIVER OF MARSHALING. Each Pledgor and Collateral Agent acknowledge and agree that in exercising any rights under or with respect to the Pledged Collateral, Collateral Agent, subject to the terms of the Intercreditor
Agreement: (i) is under no obligation to marshal any Pledged Collateral; (ii) may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Secured Obligations in any order and in any manner it so elects. Each Pledgor and Collateral Agent waive any right to require the marshaling of any of the Pledged Collateral.

     24. WAIVER OF JURY TRIAL. EACH PLEDGOR AND COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PLEDGOR AND COLLATERAL AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     25.  INTERCREDITOR AGREEMENT.

          (a) THE LIENS GRANTED HEREUNDER IN FAVOR OF COLLATERAL AGENT FOR THE BENEFIT OF ITSELF, THE TRUSTEE AND THE NOTEHOLDERS IN RESPECT OF THE PLEDGED COLLATERAL AND THE EXERCISE OF ANY RIGHT RELATED THERETO THEREBY SHALL BE SUBJECT, IN EACH CASE, TO THE TERMS OF THE INTERCREDITOR AGREEMENT.

          (b) IN THE EVENT OF ANY DIRECT CONFLICT BETWEEN THE EXPRESS TERMS AND PROVISIONS OF THIS AGREEMENT AND OF THE INTERCREDITOR AGREEMENT, THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

          (c) NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, ANY PROVISION HEREOF THAT REQUIRES ANY PLEDGOR TO DELIVER ANY PLEDGED INTERESTS TO COLLATERAL AGENT MAY BE SATISFIED BY THE DELIVERY OF SUCH PLEDGED INTERESTS BY SUCH PLEDGOR TO THE ADMINISTRATIVE AGENT FOR THE BENEFIT OF THE LENDER AND COLLATERAL AGENT FOR THE BENEFIT OF ITSELF, THE TRUSTEE AND THE NOTEHOLDERS PURSUANT TO SECTION
3.02 OF THE INTERCREDITOR AGREEMENT.

                           [Signature page to follow.]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first written above.

Borrower:

MORTON'S RESTAURANT GROUP, INC.,
a Delaware corporation

By:  /s/ Thomas J. Baldwin
     -----------------------------------------
     Name:    Thomas J. Baldwin
     Title:   Executive Vice President and
              Chief Financial Officer

Guarantors:

PORTERHOUSE, INC., a Delaware
corporation

MORTON'S OF CHICAGO, INC., an
Illinois corporation

MORTON'S OF CHICAGO/ADDISON,
INC., a Delaware corporation

MORTON'S OF CHICAGO/DALLAS,
INC., an Illinois corporation

MORTON'S OF CHICAGO HOLDING,
INC., a Delaware corporation

MORTON'S OF CHICAGO/HOUSTON,
INC., a Delaware corporation

MORTON'S OF CHICAGO/
PITTSBURGH, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN
ANTONIO, INC., a Delaware corporation

ITALIAN RESTAURANTS HOLDING
CORP., a Delaware corporation

BERTOLINI'S RESTAURANTS, INC., a
Delaware corporation


By:   /s/ Thomas J. Baldwin
      ------------------------------------------
      Name:   Thomas J. Baldwin
      Title:  Executive Vice President and Chief
              Financial Officer of the above
              corporations

THE BANK OF NEW YORK, AS
COLLATERAL AGENT


By:   /s/ Julie Salovitch-Miller
      -----------------------------------------
      Name:  Julie Salovitch-Miller
      Title: Vice President